Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2012

With respect to

Thrivent Diversified Income Plus Portfolio

The summary prospectus and the statutory prospectus portions of the prospectus of Thrivent Partner Diversified Income Plus Portfolio are amended. The following replaces the Average Annual Total Returns Chart.

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2011)
	1 Year	5 Years	10 Years

Thrivent Diversified Income Plus Portfolio	2.31%	3.69%	6.79%
S&P 500 Dividend Aristocrats Index	8.33%	4.59%	7.10%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
S&P 500 Index	2.11%	-0.25%	2.92%
Barclays Capital U.S. Corporate High Yield Bond Index	4.98%	7.54%	8.85%
Barclays Capital U.S. Corporate Investment Grade Index	8.15%	6.82%	6.36%

The date of this Supplement is April 30, 2012.

Please include this Supplement with your Prospectus.

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